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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

        Date of Report (date of earliest event reported): August 25, 1999


                         Commission File Number: 0-19117


                      IMMULOGIC PHARMACEUTICAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                                   13-3397957
-------------------------------           ------------------------------------
(state or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


                         610 Lincoln Street, Waltham, MA             02154
                    ----------------------------------------       ---------
                    (Address of principal executive offices)       (zip code)


                                 (781) 466-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     On August 25, 1999, ImmuLogic Pharmaceutical Corporation (the "Registrant") issued a press release entitled "ImmuLogic Announces Stockholder Approval of Plan of Liquidation," a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       /s/ J. Richard Crowley
                                       -------------------------------
                                       J. Richard Crowley
                                       President

Date:  August 25, 1999